Exhibit 99.6


Basis of presentation of accompanying financial statements:

         During fiscal 1996, Quarterdeck acquired Inset Systems, Inc. ("Inset"), Datastorm Technologies, Inc. ("Datastorm"), Future Labs, Inc. ("Future Labs"), Vertisoft Systems, Inc. ("Vertisoft"), and Limbex Corporation ("Limbex"). The Inset and Datastorm acquisitions were accounted for as poolings of interest and accordingly all financial information presented includes the combined operations of Quarterdeck, Inset, and Datastorm. The Future Labs and Vertisoft acquisitions were accounted for as immaterial poolings of interest and accordingly the financial information presented includes the combined operations of Future Labs and Vertisoft commencing October 1, 1995. However, the shares issued in the Vertisoft acquisition were material to Quarterdeck and accordingly the amount of shares outstanding have been restated for this issuance for all periods presented. The Limbex acquisition was accounted for as a purchase and accordingly the financial results for Limbex are included from the date of acquisition, August 14, 1996.

         During fiscal 1995, Quarterdeck acquired Landmark Research International Corporation ("Landmark"), Internetware, Inc. ("Internetware") and StarNine Technologies, Inc. ("Starnine") in transactions accounted for as poolings of interests. All financial information presented has been restated to include the combined operations of Landmark, StarNine and Internetware.

         The accompanying consolidated condensed statements of operations of Quarterdeck Corporation and Subsidiaries have been prepared by the Company to provide supplemental quarterly information to the reader. Accordingly, they do not include all of the information or footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the consolidated financial statements and notes thereto included in Quarterdeck's Annual Report on Form 10-K for the fiscal year ended September 30, 1995, and in the Company's Form S-4 and Form 8-K regarding the Company's acquisition of Inset, and in the Company's Form S-3 and Form 8-K regarding the Company's acquisition of Datastorm and in the Company's Form 8-K regarding the Company's acquisition of Future Labs, and Form 8-K/A regarding the Company's acquisitions of Vertisoft and Limbex. In the opinion of management, the accompanying consolidated unaudited quarterly, condensed statements of operations include all adjustments (consisting only of normal recurring adjustments) which are necessary for a fair presentation.

                    QUARTERDECK CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FISCAL QUARTERS FOR YEAR ENDED SEPTEMBER 30, 1996
                  (Amounts in thousands except per share data)
                                   (Unaudited)



                                                 1st           2nd           3rd          4th
                                               ==================================================

Gross Revenues                                 $ 49,010     $ 55,966      $ 27,945      $ 32,067

Provision for returns                             4,336        6,888         8,338        12,326
                                               --------------------------------------------------

Net revenues                                     44,674       49,078        19,607        19,741

Cost of revenues                                 12,086       13,726        12,519        11,269
                                               --------------------------------------------------

Gross Margin                                     32,588       35,352         7,088         8,472

OPERATING EXPENSES
  Research & Development                          4,804        5,736         5,411         5,363
  Sales & Marketing                              15,957       17,547        18,992        13,859
  General & Administrative                        6,114        6,989        10,201         8,824
                                               --------------------------------------------------

Total Operating Expenses                         26,875       30,272        34,604        28,046
                                               --------------------------------------------------

Operating Income (loss) before acquisition
  and restructuring charges                       5,713        5,080       (27,516)      (19,574)

Interest and other income/(expense), net            392           66         1,305        (1,830)
                                               --------------------------------------------------

Income (loss) before taxes, acquisition
  and restructuring charges                       6,105        5,146       (26,211)      (21,404)

Provision (benefit) for income taxes                753         (139)       (4,553)        4,745
                                               --------------------------------------------------

Income (loss) before acquisition
  and restructuring charges                       5,352        5,285       (21,658)      (26,149)

Acquisition and restructuring charges             2,552        4,919         1,659        28,659
                                               --------------------------------------------------

Net Income (loss)                              $  2,800     $    366      ($23,317)     ($54,808)
                                               ==================================================

Net Income (loss) per share before
  acquisition and restructuring charges        $   0.14     $   0.14      ($  0.62)     ($  0.73)
                                               ==================================================

Net Income (loss) per share                    $   0.07     $   0.01      ($  0.67)     ($  1.53)
                                               ==================================================

Shares used to compute net
income (loss) per share                          38,107       37,924        34,697        35,856
                                               ==================================================

                    QUARTERDECK CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FISCAL QUARTERS FOR YEAR ENDED SEPTEMBER 30, 1995
                  (Amounts in thousands except per share data)
                                   (Unaudited)


                                                 1st           2nd           3rd          4th
                                               ==================================================


 Gross Revenues                                $ 30,053      $ 32,867      $ 29,585     $ 34,237

  Provision for returns                           2,397         2,312         1,494        2,933
                                               --------------------------------------------------

Net revenues                                     27,656        30,555        28,091       31,304

Cost of revenues                                  7,706         9,182         8,120        9,876
                                               --------------------------------------------------

Gross Margin                                     19,950        21,373        19,971       21,428

OPERATING EXPENSES
  Research & Development                          3,261         3,342         3,937        3,746
  Sales & Marketing                               6,576         7,045         7,699        9,304
  General & Administrative                        4,885         5,982         4,913        4,924
                                               --------------------------------------------------

Total Operating Expenses                         14,722        16,369        16,549       17,974
                                               --------------------------------------------------

Operating Income (loss) before acquisition
  and restructuring charges                       5,228         5,004         3,422        3,454

Interest and other income/(expense), net            241           438           600          605
                                               --------------------------------------------------

Income (loss) before taxes, acquisition
  and restructuring charges                       5,469         5,442         4,022        4,059

Provision (benefit) for income taxes                323            (1)           33          (24)
                                               --------------------------------------------------

Income (loss) before acquisition
  and restructuring charges                       5,146         5,443         3,989        4,083

Acquisition and restructuring charges               (16)          160         3,459        3,806
                                               --------------------------------------------------

Net Income (loss)                              $  5,162      $  5,283      $    530     $    277
                                               ==================================================

Net Income (loss) per share before
  acquisition and restructuring charges        $   0.15      $   0.16      $   0.12     $   0.12
                                               ==================================================

Net Income (loss) per share                    $   0.15      $   0.15      $   0.02     $   0.01
                                               ==================================================

Shares used to compute net
income (loss) per share                          33,924        34,531        34,149       33,905
                                               ==================================================